                                                                    EXHIBIT 23.1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in the Registration Statement on Form S-3 of our report dated February 13, 1997, on our audit of the financial statements of Dataware Technologies, Inc. which appears in the Company's 1996 Annual Report on Form 10-K. We also consent to the reference to our firm under the caption "Experts."



                                   COOPERS & LYBRAND L.L.P.


Boston, Massachusetts
November 5, 1997